UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


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                Date of Report (Date of earliest event reported):
                                OCTOBER 16, 2001


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                                RDO EQUIPMENT CO.
             (Exact name of registrant as specified in its charter)



     DELAWARE                        1-12641                     45-0306084
(State or Other of           (Commission File Number)         (I.R.S.Employer
  Incorporation)                                          Identification Number)

2829 SOUTH UNIVERSITY DRIVE
      FARGO, NORTH DAKOTA                                   58103
(Address of principal executive offices)                  (Zip Code)


                                 (701) 237-7363
                Company's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

RDO Equipment Co. reports that a press release dated October 16, 2001, a copy of which is filed herewith as Exhibit 99.1, was made publicly available on October 16, 2001.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

       (a)  Financial Statements of Business Acquired.

            Not Applicable

       (b)  Pro Forma Financial Information.

            Not Applicable

       (c)  Exhibits.

                Exhibit
                  No.                        Description
                  ---                        -----------

                 99.1      Press Release dated October 16, 2001 (filed herewith)


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


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on behalf by the undersigned hereunto duly authorized.

                                        RDO EQUIPMENT CO.

                                        By: /s/ Steven B. Dewald
                                            ------------------------------------
                                                Steven B. Dewald
                                                Chief Financial Officer

Dated: October 16, 2001


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


                                RDO EQUIPMENT CO.

                                    FORM 8-K

                                INDEX TO EXHIBITS


EXHIBIT
  NO.                            DESCRIPTION
  ---                            -----------

 99.1        Press Release dated October 16, 2001 (filed herewith)


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